Exhibit 99-1



       UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


     The following unaudited pro forma financial statements give effect to the exchange of approximately $700 million in cash by Outdoor Systems, Inc. for substantially all of Gannett Co., Inc.'s outdoor advertising business. The transaction involves the sale of assets of certain of the Company's outdoor subsidiaries and the sale of stock of certain other outdoor subsidiaries.
In addition, Outdoor Systems, Inc. has an option to purchase the Company's remaining outdoor business in Houston, TX for approximately $10 million.

     The unaudited pro forma balance sheet presents the financial position of Gannett as of June 30, 1996, assuming that the sale had occurred as of that date. Such pro forma information is based on the historical balance sheet of the Company at June 30, 1996.

     As required by rule 11-02 of regulation S-X, the unaudited pro forma statements of income have been prepared assuming that the sale occurred as of the beginning of the earliest period presented. The unaudited pro forma statements of income reflect the historical results of operations for Gannett for its fiscal year ended 1995 and the first six months of 1996. The 1995 statement also includes the eleven month pro forma effect of the Company's 1995 acquisition of Multimedia, as discussed in note 2 to the financial statements filed with the Company's 1995 Annual Report on Form 10-K.

      The unaudited pro forma financial statements give effect to certain pro forma adjustments which are described in the notes to these statements. Nonrecurring charges related to the transaction are not reflected in the unaudited pro forma financial statements because they are insignificant.

     The unaudited pro forma data is presented for informational purposes only and is not necessarily indicative of the results of operations or financial position which would have been achieved had this transaction been completed as of the date indicated, nor is it necessarily indicative of Gannett's future results of operations or financial position.

     The unaudited pro forma financial statements should be read in conjunction with the historical financial statements of the Company, including the related notes thereto.


                                          GANNETT CO., INC.
                              UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                           JUNE 30, 1996

                                                               Sale of
                                                               Outdoor        Pro Forma       Pro Forma
(In thousands)                                 Gannett         Business       Adjustments     Balance Sheet

ASSETS
Cash and marketable securities                 $   33,325      $    (517)                     $   32,808
Accounts receivable, net                          569,604        (56,435)                        513,169
Inventories                                       105,957         (1,410)                        104,547
Prepaid expenses and other current assets         113,955        (25,400)                         88,555
                                                ---------        -------       -------         ---------
    Total Current Assets                          822,841        (83,762)                        739,079

Property, plant and equipment, net              2,066,505       (136,338)                      1,930,167
Other assets                                    3,548,134        (19,671)                      3,528,463
                                                ---------        -------       -------         ---------
Total Assets                                   $6,437,480      $(239,771)                     $6,197,709
                                                =========        =======       =======         =========

LIABILITIES & SHAREHOLDERS EQUITY
Current maturities of Long-term debt           $      281      $       0                      $      281
Accounts payable and current portion of
    film contracts payable                        212,429        (13,652)                        198,777
Accrued expenses and other current liabilities    343,589        (10,590)                        332,999
Dividends payable                                  50,781              0                          50,781
Income taxes                                       57,034              0                          57,034
                                                ---------        -------       -------         ---------
    Total Current Liabilities                     664,114        (24,242)                        639,872

Deferred income taxes                             319,120         (6,856)      (14,500)(2)       297,764
Long-term debt, less current portion            2,703,891              0     $(493,000)(1)     2,210,891

Postretirement medical and life
    insurance liabilities                         307,729              0                         307,729
Other long-term liabilities                       140,522           (349)                        140,173

Total Shareholders' equity                      2,302,104       (208,324)      507,500 (1)     2,601,280
                                                ---------        -------       -------         ---------
Total Liabilities and Shareholders' Equity     $6,437,480      $(239,771)     $      0        $6,197,709
                                                =========        =======       =======         =========


See accompanying notes to Unaudited Pro Forma Financial Statements.

                                    GANNETT CO., INC.
                    UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                            SIX MONTHS ENDED JUNE 30, 1996

                                                       Sale of                       Pro Forma
(In thousands except                                   Outdoor        Pro Forma      Statement
 per share data)                         Gannett       Business       Adjustments    of Income

NET OPERATING REVENUES:
Newspapers                               $1,618,542                                  $1,618,542
Broadcasting                                317,994                                     317,994
Cable                                        95,246                                      95,246
Other                                       281,038    $(120,947)                       160,091
                                          ---------      -------                      ---------
    Total Operating Revenues              2,312,820     (120,947)                     2,191,873
                                          ---------      -------                      ---------
OPERATING COSTS:
Total operating expenses, exclusive of
    depreciation & amortization           1,657,945     (101,519)                     1,556,426
Depreciation                                106,193       (8,115)                        98,078
Amortization of intangible assets            48,520         (388)                        48,132
                                          ---------      -------                      ---------
    Total Operating Expenses              1,812,658     (110,022)                     1,702,636
                                          ---------      -------                      ---------
Total Operating Income/Loss                 500,162      (10,925)                       489,237
                                          ---------      -------                      ---------
NON-OPERATING INCOME (EXPENSE):
Interest expense                            (77,931)                    $13,568 (1)     (64,363)
Other income (expense)                       (2,240)                                     (2,240)
                                          ---------      -------         ------       ---------
    Total Non-operating                     (80,171)                     13,568         (66,603)
                                          ---------      -------         ------       ---------
Income Before Income Taxes                  419,991      (10,925)        13,568         422,634
Provision for/benefit of Income Taxes      (180,625)       4,261         (5,292)(2)    (181,656)
                                          ---------      -------         ------       ---------
Net Income                               $  239,366    $  (6,664)       $ 8,276      $  240,978
                                          =========      =======         ======       =========

Net Income Per Share                          $1.70       ($0.05)         $0.06           $1.71

Average Number of Outstanding Shares        140,763      140,763        140,763         140,763


See accompanying notes to Unaudited Pro Forma Financial Statements.

                                   GANNETT CO., INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                            YEAR ENDED DECEMBER 31, 1995

                                                                                      Sale of                       Pro Forma
(In thousands except                                     Multimedia                   Outdoor          Pro Forma    Statement
 per share data)                           Gannett       Pro Forma (*)  Subtotal      Business         Adjustments  of Income

NET OPERATING REVENUES:
Newspapers                               $3,088,423      $150,684      $3,239,107                                   $3,239,107
Broadcasting                                466,187       144,412         610,599                                      610,599
Cable                                        15,061       159,581         174,642                                      174,642
Other                                       437,065       153,832         590,897     $(253,841)                       337,056
                                          ---------       -------       ---------       -------                      ---------
    Total Operating Revenues              4,006,736       608,509       4,615,245      (253,841)                     4,361,404
                                          ---------       -------       ---------       -------                      ---------
OPERATING COSTS:
Total operating expenses, exclusive of
    depreciation & amortization           2,944,898       374,623       3,319,521      (209,201)                     3,110,320
Depreciation                                159,657        53,473         213,130       (15,900)                       197,230
Amortization of intangible assets            50,298        48,059          98,357          (776)                        97,581
                                          ---------       -------       ---------       -------                      ---------
    Total Operating Expenses              3,154,853       476,155       3,631,008      (225,877)                     3,405,131
                                          ---------       -------       ---------       -------                      ---------
Total Operating Income                      851,883       132,354         984,237       (27,964)                       956,273
                                          ---------       -------       ---------       -------                      ---------
NON-OPERATING INCOME (EXPENSE):
Interest expense                            (52,175)     (154,570)       (206,745)                     $29,486 (1)    (177,259)
Other income (expense)                        3,754           417           4,171                                        4,171
                                          ---------       -------       ---------       -------         ------       ---------
    Total Non-operating                     (48,421)     (154,153)       (202,574)                      29,486        (173,088)
                                          ---------       -------       ---------       -------         ------       ---------
Income Before Income Taxes                  803,462       (21,799)        781,663       (27,964)        29,486         783,185
Provision for/benefit of Income Taxes      (326,200)       (7,600)       (333,800)       10,906        (11,500)(2)    (334,394)
                                          ---------       -------       ---------       -------         ------       ---------
Net Income                               $  477,262      $(29,399)     $  447,863     $ (17,058)       $17,986      $  448,791
                                          =========       =======       =========       =======         ======       =========

Net Income Per Share                          $3.41        ($0.21)          $3.20        ($0.12)         $0.13           $3.21

Average Number of Outstanding Shares        139,968       139,968         139,968       139,968        139,968         139,968


* In December, 1995, the Company completed the acquisition of Multimedia, Inc ("Multimedia"). The amounts in this column reflect the estimated results of operations of the Company and its subsidiaries as though the Multimedia acquisition was made at the beginning of the year in which the transaction was consummated along with the related costs of financing the acquisition and the additional goodwill and depreciation expense associated with the purchase. Refer to note 2 of the Company's financial statements filed with its 1995 Annual Report on Form 10-K for more information concerning this acquisition.

See accompanying notes to Unaudited Pro Forma Financial Statements.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Note 1 - Basis of Presentation

The unaudited pro forma balance sheet has been prepared to reflect the sale of the Company's outdoor advertising business for an aggregate price of approximately $700 million in cash.

The unaudited pro forma balance sheet presents the financial position of the Company as of June 30, 1996 assuming that the transaction occurred as of that date. Such pro forma information is based on the historical balance sheet of Gannett as of June 30, 1996, adjusted for the effects of the sale.

As required by rule 11-02 of regulation S-X, the unaudited pro forma statements of income have been prepared assuming that the sale occurred as of the beginning of the earliest period presented. The unaudited pro forma statements of income reflect the historical results of operations for Gannett for its fiscal year ended 1995 and first six months of 1996. The 1995 pro forma statement of income also includes the eleven month pro forma effect of the Company's 1995 acquisition of Multimedia, as presented in note 2 to the financial statements filed with the Company's 1995 Annual Report on Form 10-K.

The Company believes that the assumptions used in preparing the unaudited pro forma financial statements provide a reasonable basis for presenting all of the significant effects of the sale and that the pro forma adjustments give effect to those assumptions in the unaudited pro forma financial statements.

Note 2 - Pro forma Adjustments

A. Pro forma adjustments to the unaudited condensed balance sheet are made to reflect the following:

(1) Adjustment to reflect the pay down of long-term debt from the after-tax proceeds of the sale. The proceeds are reduced by the tax on the estimated gain on sale of the business, using a combined federal and state tax rate of 39%

(2) Adjustment to reflect payment of net deferred taxes related to the outdoor advertising business.


B. Pro forma adjustments to the June 30, 1996 unaudited condensed statement of income are made to reflect the following:

(1) Reduction in interest expense due to pay down of long-term debt from the after-tax proceeds of the sale. The rate used to calculate the reduction in interest expense is based on the weighted average rate paid by Gannett for commercial paper during the six-month period ended June 30, 1996.

(2) Record income tax effect of pro forma adjustments described in item 1.

C. Pro forma adjustments to the December 31, 1995 unaudited condensed combined statement of income are made to reflect the following:

(1) Reduction in interest expense due to pay down of long-term debt from net proceeds of the sale. The rate used to calculate the reduction in interest expense is based on the weighted average rate paid by Gannett for commercial paper during the Company's fiscal year ended December 31, 1995.

(2) Record income tax effect of pro forma adjustment in item 1.